Provision for rehabilitation and closure costs	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provision for rehabilitation and closure costs	Provision for rehabilitation and closure costs

	December 31, 2022	December 31, 2021
Balance, beginning of year	19,037	$18,970
Change in estimates	1,854	2,225
Accretion expense	2,191	1,077
Settled	(2,238)	(2,039)
Foreign exchange	1,328	(1,196)
Balance, end of year	$22,172	19,037

Provision for rehabilitation and closure costs is measured using management’s assumptions and estimates for future cash outflows in relation to mine closure and rehabilitation activities based on known disturbances as at the reporting date, known legal requirements and cost estimates prepared by a third-party specialist.

Management used a pre-tax discount rates in the range of 8.50% – 11.86% (2021 – 8.23% - 8.81%) and an inflation factor in the range of 3.25% - 5.31% (2021 – 3.00% - 5.03%) in preparing the Company’s provision for rehabilitation and closure costs. Although the ultimate amount to be incurred is uncertain, based on development, legal requirements and estimated costs as at December 31, 2022, the undiscounted inflation-adjusted liability for provision for rehabilitation and closure costs is estimated to be approximately $72.5 million (2021 - $65.5 million), of which $64.0 million (2021 - $59.4 million) relates to the Caraíba Operations, $8.5 million (2021 - $6.1 million) relates to the Xavantina Operations, and $2.1 million (2021 - nil) relates to the Tucumã Project. The cash expenditures are expected to commence upon projected closure and occur over a period of time, which for the Caraíba Operations is in a range from 2023 to 2047, for the Xavantina Operations is 2027 to 2035, and for the Tucumã Project is from 2036 to 2041.